CONGRESS SMALL CAP GROWTH FUND
Retail Class – Ticker:  CSMVX
Institutional Class – Ticker:  CSMCX

Supplement dated September 26, 2017 to
 Prospectus dated September 18, 2017

The following paragraph replaces the second paragraph of the sub-section titled “By Mail” on Page 20 of the Prospectus:

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.  Shares held in IRA and other retirement accounts may be redeemed by telephone at 1-888-688-1299.  Investors will be asked whether or not to withhold taxes from any distribution.

The following paragraph replaces the fourth paragraph of the sub-section titled “By Telephone and Wire” on Page 21 of the Prospectus:

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine.  The telephone call may be recorded and the caller may be asked to verify certain personal identification information.  If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine.  This includes fraudulent or unauthorized requests.  The Fund may change, modify or terminate these telephone redemption privileges at any time upon at least 60 days’ written notice to shareholders. Once a telephone transaction has been placed, it cannot be canceled or modified.  If you have a retirement account, you may redeem shares by telephone.  Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

Please retain this Supplement with the Prospectus.